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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    Form 8K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

                         Date of Report: August 3, 1995

                         COMPARATOR SYSTEMS CORPORATION


             Colorado                    0-8951            95-3151060
- ------------------------------------   -----------   ----------------------
    (State of other jurisdiction        Commission       (IRS Employer
         of incorporation)              File Number  Identification Number)

4350 Von Karman Avenue, Suite 180      Newport Beach, California  92660
- --------------------------------------------------------------------------------

Registrant's telephone number including area code:  (714)851-4300

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         --------------------------------
         (a)  None
         (b)  None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------
         None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         --------------------------
         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------
         None

ITEM 5.  OTHER EVENTS
         ------------
         None

ITEM 6.  APPOINTMENT OF REGISTRANT'S DIRECTORS
         -------------------------------------
         On August 1, 1995 the Company appointed Richard E. Floegel to the Board of Directors, to serve until the next shareholder election of directors.

         Mr Floegel, who was appointed President of the Company in June, fills a vacancy on the Board of Directors created by the resignation of R. Scott Hitt on April 25, 1995.

Date:      August 3, 1995                BY:             /s/
     ---------------------------            ---------------------------------
                                            Gregory Armijo
                                            Corporate Secretary